                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 5, 1997

Transamerica Consumer Mortgage Receivables Corporation (as seller under a Pooling and Servicing Agreement dated as of November 1, 1997 providing for, inter alia, the issuance of the TFC Home Equity Loan Asset-Backed Certificates, Series 1997-1)



             Transamerica Consumer Mortgage Receivables Corporation
         --------------------------------------------------------------
           (EXACT NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                 333-00282                  33-0688964
    -------------------------------------------------------------------------
        (STATE OR OTHER         (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
        JURISDICTION OF                                       IDENTIFICATION
        INCORPORATION)                                           NUMBER)


  1150 South Olive Street, Suit 2800, Los Angeles, CA           90015
 -----------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 742-4865
                                                           --------------


                      ____________________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                        Exhibit Index Located on Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits

Exhibit                                                           Sequential
Number                                                              Numbered
------                                                               Exhibit
                                                                        Page
                                                                        ----
4.2 Pooling and Servicing Agreement dated as of November 1, 1997 among Transamerica Consumer
                   Mortgage Receivables Corporation, Seller,
                   Transamerica Mortgage Company, Master Servicer, and The First National Bank of Chicago, Trustee (providing for, inter alia, the issuance of the TFC Home Equity Loan Asset-Backed Certificates,
                   Series 1997-1)

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TRANSAMERICA CONSUMER
                                       MORTGAGE RECEIVABLES
                                       CORPORATION



                                       By:   /s/ Steve McAvoy
                                           ---------------------
                                       Name:   Steve McAvoy
                                       Title:   Vice-President and Controller


Dated: December 12, 1997

                                       3